UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California		91764
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.*

On April 18, 2018, CVB Financial Corp. issued a press release setting forth the financial results for the quarter ended March 31, 2018, and information relating to our quarterly conference call and webcast. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

Item 8.01	Other Events

The information set forth under the captions “Additional information about the Proposed Merger with Community Bank and Where to Find It” and “Participants in the Solicitation” in the press release furnished as Exhibit 99.1 is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.*

(d)	Exhibits.

99.1	Press Release, dated April 18, 2018.

*The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth in Item 8.01 herein and as expressly set forth by specific reference in such filing.

Exhibit Index

99.1	Press Release, dated April 18, 2018, announcing the financial results of CVB Financial Corp. for the quarter ended March 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP. (Registrant)

Date: April 19, 2018	By:	/s/ E. Allen Nicholson
Executive Vice President and
Chief Financial Officer

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